UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2023

LAVA MEDTECH ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40965	86-2973712
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Wyman Street, Suite 300

Waltham, MA 02451

(Address of Principal Executive Offices) (Zip Code)

(781) 530-3868

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one redeemable warrant	LVACU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	LVAC	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at a price of $11.50 per share	LVACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

As previously disclosed, LAVA Medtech Acquisition Corp. (the “Company,” “we,” “us” or “our”) has called a special meeting (the “Meeting”) for stockholders to consider and vote on (1) a proposal to amend the Company’s amended and restated certificate of incorporation, to extend the date by which the Company must consummate its initial business combination up to eight (8) times for an additional one (1) month each time, from April 29, 2023 to December 29, 2023 (the “Extension Amendment Proposal”); and (2) a proposal to amend the Company’s investment management trust agreement, dated as of October 26, 2021, by and between the Company and Continental Stock Transfer & Trust Company, allowing the Company to extend the date by which the Company must consummate its initial business combination up to eight (8) times for an additional one (1) month each time, from April 29, 2023 to December 29, 2023, by depositing into the Company’s trust account, for each one-month extension, $50,000 (the “Trust Amendment Proposal” ).

Excise Tax

As described in the definitive proxy statement mailed to stockholders in connection with the Meeting (the “Proxy Statement”), pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), commencing in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations occurring after December 31, 2022. As a result, any share redemption or other share repurchase that occurs after December 31, 2022, in connection with a business combination, extension vote or otherwise, may be subject to the excise tax. Notwithstanding the foregoing, the Company will not use any of the funds placed in the trust account established for the benefit of the Company’s public stockholders and maintained by Continental Stock Transfer & Trust Company, acting as trustee, including any interest earned thereon, to pay for any excise tax liabilities with respect to any redemptions of the shares of Class A common stock, par value $0.0001 per share, of the Company (the "Class A Shares"), prior to or in connection with the extension, a business combination or our liquidation.

Conversion of Founder Shares

We anticipate that, in connection with the Meeting, LAVA Medtech Sponsor LP (the “Sponsor”), the stockholder holding all of the issued and outstanding shares of Class B common stock, par value $0.0001 per share, of the Company (the “Founder Shares”) will convert its Founder Shares into Class A Shares on a one-for-one basis (the “Conversion”). We anticipate that, as a result, following the Meeting, 2,875,000 Founder Shares will be cancelled, and 2,875,000 Class A Shares will be issued to the Sponsor. All of the terms and conditions applicable to the Founder Shares set forth in the Letter Agreement, dated October 26, 2021, by and among the Company, its officers, its directors and the Sponsor (the “Letter Agreement”), shall continue to apply to the Class A Shares that the Founder Shares convert into, including the voting agreement, transfer restrictions and waiver of any right, title, interest or claim of any kind to the Trust Account (as defined in the Letter Agreement) or any monies or other assets held therein.

On all matters to be voted upon at the Meeting, the record holders of the Class A Shares and Founder Shares issued and outstanding as of the record date will vote together as a single class.

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, the risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of the Company in favor of the approval of the Extension Amendment Proposal and the Trust Amendment Proposal. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the Proxy Statement, which may be obtained free of charge from the sources indicated below.

No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, stockholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company, the Extension Amendment Proposal and the Trust Amendment Proposal. Stockholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Advantage Proxy, Inc., P.O. Box 13581, Des Moines, WA 98198, Attn: Karen Smith, Toll Free Telephone: (877) 870-8565, Main Telephone: (206) 870-8565, E-mail: ksmith@advantageproxy.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2023	LAVA MEDTECH ACQUISITION CORP.

	By:	/s/ Anthony Natale
		Name:	Anthony Natale
		Title:	Chief Executive Officer

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